Exhibit 32.1

DIVALL INSURED INCOME PROPERTIES 2

LIMITED PARTNERSHIP

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned principal executive officer and principal financial officer of DiVall Insured Income Properties 2 Limited Partnership (the “Company”) certify that this Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2024
	By:	/s/ Bruce A. Provo
President and Chief Financial of The Provo Group, Inc., the General Partner of the Partnership
(principal executive officer and principal financial officer of the registrant)

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.